Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wave Uranium Holding (the “Company”) on Form 10-Q for the quarterly period ending April 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. LeClerc, Chief Executive Officer and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 22, 2009	By: /s/ Christopher J. LeClerc Christopher J. LeClerc Chief Executive Officer and Chief Financial Officer (principal executive officer and principal financial officer)